Corporate Presentation Scott Graeff, President and CEO May 2018

Safe Harbor Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding the company’s future financial performance and the potential demand for the company's products. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, failure of demand for the company’s products and services to meet expectations, technological challenges and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at www.sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Non-GAAP Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA, a non-GAAP financial measures. This non-GAAP financial measures is in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Adjusted EBITDA to Loss from Continuing Operations is included in the appendix to this presentation. NASDAQ: LUNA Luna Innovations Incorporated© 2018

Luna is a global company providing innovative products and solutions using proprietary fiber optic technologies Incorporated 1990 IPO 2006 Reporting . Technology Development segments . Products & Licensing FY17 revenue $46.2M; Financials AEBITDA $2.5M HDQ Roanoke, VA 200+, including leading engineers, Employees scientists, innovators LUNA at a glance NASDAQ: LUNA Luna Innovations Incorporated© 2018

Luna has a clear vision and established history Vision To be a leader in optical measurement technology that improves accuracy and precision, while reducing risk and cost, all to power growth and value for our global customers. History 1990 2006 2013 / 2014 2015 2017 2018 Incorporated IPO Divest non- Merge Divest additional Begin with core assets with API non-core asset; strong Scott Graeff made balance sheet, President & CEO cash position LUNA at a glance NASDAQ: LUNA Luna Innovations Incorporated© 2018

Our customers are in capital-intensive industries including aerospace, automotive & communications We use optical technology, innovation & our expertise to help customers realize 3 primary benefits: Test and measure key product components with higher precision and greater accuracy Reduce risk and cost for manufacturing customers Provide usable data analytics faster Luna's products are used to measure, monitor, protect and improve critical processes for our customers, so they can focus on making the world safer and more connected LUNA at a glance NASDAQ: LUNA Luna Innovations Incorporated© 2018

We leverage four strong capabilities to deliver industry-leading solutions for our customers Objective: Generate long-term shareholder value through development and commercialization of innovative technologies Applied Technology Product Commercialization VALUE Research Development Development For customers in large, capital-intensive industries: Aerospace, Automotive, Communications, Energy and Defense Luna – our business NASDAQ: LUNA Luna Innovations Incorporated© 2018

Our business model accelerates the process of bringing new and innovative products to market Structural & Material Test Communications Test & Technology development, Terahertz and Deliver high-definition Measurement Optoelectronic Systems distributed strain & Design and manufacture, high temperature sensing data not performance fiber optic test Cutting edge measurement available using conventional instruments for technologies & highly measurement technologies communications market leverageable, third party funded research What problem does Luna solve? NASDAQ: LUNA Luna Innovations Incorporated© 2018

Strong growth opportunity through Luna’s fiber optic technologies (Lightwave) Luna’s fiber optic technologies are used two ways: SENSING OPTICAL TEST & MEASUREMENT Aerospace and Automotive Communications Measuring strain and temperature in Testing optical components and composites and other advanced networks deployed by the Tele- and materials: far superior to conventional Data-communications market technologies Business opportunities – Lightwave NASDAQ: LUNA Luna Innovations Incorporated© 2018

There are strong drivers of growth for our technology in Automotive and Aerospace Challenges we address Drivers for our products Instrumenting complex parts Testing requirements changing drastically Performing fatigue testing in composites with introduction of new materials and lighter-weight designs New materials have very large changes in Strain and temperature measurements strain over short distances fundamental to performance and safety in Identifying small defects, eliminate false aerospace and automotive markets positives Incumbent technologies (strain gages, Mapping complex strain profiles RTDs, etc.) do not scale well to meet challenges of modern design Business opportunities – Lightwave NASDAQ: LUNA Luna Innovations Incorporated© 2018

There are two distinct growth opportunities for our technology in the Communications market Optical Fiber and short component network test development and manufacturing Silicon photonics is creating demand for Bandwidth demands continue to drive advanced test solutions double-digit connectivity growth We are at the beginning of the era of Luna products deliver unprecedented optical connectivity in silicon visibility into short-haul networks Luna products offer 30x faster device characterization vs competition Increase quality and reduce time to market for new designs Accelerate time to market through reduced iteration of design, fab, test Business opportunities – Lightwave NASDAQ: LUNA Luna Innovations Incorporated© 2018

We have an extensive IP portfolio Company wide over 200 patents issued or under application Lightwave has 112 associated patents and patent applications . 91 developed within Luna • 77 sold to and in-licensed back from Intuitive . 11 developed and licensed from Coherent (exclusive) . 10 developed and licensed from NASA (non-exclusive) Basic OFDR implementation is licensed from NASA patents (non-exclusive) Coherent licenses result in control over tunable laser, most critical system element . Phoenix laser manufactured at our contract manufacturer Critical elements of optical design, laser control, calibration and processing algorithms covered by a combination of Luna-developed IP and trade secrets . These combine to produce superior performance and marketability with respect to speed, dynamic range and resolution NASDAQ: LUNA Intellectual property Luna Innovations Incorporated© 2018

Our executive team has deep expertise in innovation and commercialization Scott Graeff Dale Messick Brian Soller, Ph.D. President & CEO CFO VP & GM, Lightwave Division James Garrett, Ph.D. Jean-Pierre Maufras Margaret Murdock VP, Technology Development GM, Luna Optoelectronics GM, Terahertz Division NASDAQ: LUNA Executive team Luna Innovations Incorporated© 2018

We delivered record financial performance in 2017, building on several years of steady improvement Revenue (millions) Income (millions) Double-digit organic $46.2 $0.6 revenue growth year- $41.9 over-year [VALUE] Positive income from continuing operations in 20171 [VALUE] ($2.7) [VALUE] [VALUE] 2014 2015 2016 2017 2014 2015 2016 2017 1 1 2017 income from continuing ops normalized for a one-time pre-tax charge Financial performance NASDAQ: LUNA Luna Innovations Incorporated© 2018

We have a flexible balance sheet with a strong cash position $63 Million in total assets . $33 Million in cash . $44 Million in working capital Strategic investments will continue to be made . Continue to invest in the organic growth of the company • Addition of professionals to our Lightwave sales and marketing team • Additional engineers to accelerate the product road map . Disciplined acquisition strategy Financial performance NASDAQ: LUNA Luna Innovations Incorporated© 2018

Why invest in Luna? Proprietary, measurement technology, offering unprecedented combination of resolution, accuracy and speed Customers in attractive markets: Aerospace, Automotive, Communications, Energy and Defense Positioned to take advantage of trends such as vehicle light-weighting and increasing demands on data centers and broadband capacity Adequately capitalized to fund growth Long-tenured, experienced executive team / board Corporate culture of innovation and integrity Compelling value: currently trading at an attractive multiple Summary NASDAQ: LUNA Luna Innovations Incorporated© 2018